UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2014

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                               OTHER EVENTS.

On August 20, 2014, The Macerich Company (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3 (the “New Registration Statement”) to replace the existing automatic shelf registration statement on Form S-3 (No. 333-176762) filed with the SEC on September 9, 2011 (the “Prior Registration Statement”), which was scheduled to expire on September 9, 2014 pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended. The Prior Registration Statement terminated upon the effectiveness on August 20, 2014 of the New Registration Statement. In connection with the filing of the New Registration Statement, the Company also (i) filed a new prospectus supplement relating to the Company’s new $500 million “at the market” stock offering program, which replaces the Company’s prior $500 million “at the market” stock offering program, and (ii) filed three prospectus supplements to continue offerings that were previously covered by prospectus supplements and the accompanying prospectus to the Prior Registration Statement.

“At the Market” Stock Offering Program

On August 20, 2014, the Company entered into an Equity Distribution Agreement (the “New Distribution Agreement”) with Barclays Capital Inc., Jefferies LLC, J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC, Piper Jaffray & Co., UBS Securities LLC, and Wells Fargo Securities, LLC (individually, a “Sales Agent” and together, the “Sales Agents”). Pursuant to the terms of the New Distribution Agreement, the Company may issue and sell, from time to time, shares of common stock, par value $0.01 per share (the “Common Stock”), having an aggregate offering price of up to $500 million (the “Shares”), through one or more of the Sales Agents as its sales agents and/or principals.  Sales of the Shares, if any, may be made in privately negotiated transactions and/or any other method permitted by law, including sales deemed to be an “at the market” offering, which includes sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.  The Company will pay each Sales Agent a commission that will not exceed, but may be lower than, 2% of the gross proceeds of the Shares sold through such Sales Agent under the New Distribution Agreement.

The Company may sell the Shares in amounts and at times to be determined by the Company from time to time, although the Company has no obligation to sell any of the Shares.  Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company.  The Company will invest, contribute or otherwise transfer the net proceeds from the sale of the Shares to The Macerich Partnership, L.P. (the “Operating Partnership”), of which the Company is the sole general partner.  The Operating Partnership intends to use the net proceeds from the sale of the Shares to repay indebtedness, fund future potential acquisitions or development or redevelopment activities and/or for general corporate purposes.  The Company or any of the Sales Agents may at any time suspend the offering or terminate the New Distribution Agreement pursuant to the terms of the New Distribution Agreement.

The foregoing description of the New Distribution Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the New Distribution Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

The New Distribution Agreement supersedes and replaces the Equity Distribution Agreement previously entered into by the Company on August 17, 2012 with Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, RBS Securities Inc. and Wells Fargo Securities, LLC (the “Prior Distribution Agreement”), which was terminated prior to entry into the New Distribution Agreement. During the term of the Prior Distribution Agreement, the Company has sold 5,418,859 shares of its Common Stock through or to the sales agents party thereto for aggregate gross proceeds of $350.9 million and net proceeds of $346.8 million after commissions and other transaction costs.

Continued Offerings

The three prospectus supplements that will continue offerings that were previously covered by prospectus supplements and the accompanying prospectus to the Prior Registration Statement relate to:

(a)                                 the issuance of up to an aggregate of 253,973 shares of Common Stock that may be issued to holders of (i) common units (“MACWH Units”) of limited partnership interest in MACWH, LP, a Delaware limited partnership (“MACWH”), and those MACWH Units that may be issued in the future upon conversion of the Class A convertible preferred units (“MACWH CPUs”) of limited partnership interest in MACWH, upon tender of those MACWH Units for redemption; (ii) MACWH CPUs, upon tender of those MACWH CPUs for redemption; (iii) common units (“OP Units”) of limited partnership interest in the Operating Partnership, issued upon conversion of Series D preferred units of limited partnership interest in the Operating Partnership (the “Series D Preferred Units”), upon tender of those OP Units for redemption; and (iv) MACWH Units, the MACWH CPUs and the Series D Preferred Units as a result of adjustments made to the conversion ratio or factor of those units;

(b)                                 the issuance of up to 287,567 shares of Common Stock that may be issued upon redemption of OP Units distributed to holders of OP Units and long term incentive plan units of limited partnership interest of the Operating Partnership; and

(c)                                  the resale of up to 9,136,907 shares of Common Stock that may be issued upon redemption of OP Units.

Copies of the legal opinions of the Company’s counsel, Venable LLP, relating to the legality of the shares of Common Stock covered by the prospectus supplements described above, are attached hereto as Exhibits 5.1, 5.2, 5.3 and 5.4 and are incorporated herein by reference and into the Registration Statement.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number	Description
1.1

Equity Distribution Agreement, dated as of August 20, 2014, by and among The Macerich Company and Barclays Capital Inc., Jefferies LLC, J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC, Piper Jaffray & Co., UBS Securities LLC, and Wells Fargo Securities, LLC

5.1	Opinion of Venable LLP regarding the legality of the shares offered

5.2	Opinion of Venable LLP regarding the legality of the shares offered

5.3	Opinion of Venable LLP regarding the legality of the shares offered

5.4	Opinion of Venable LLP regarding the legality of the shares offered

23.1	Consent of Venable LLP (included in Exhibit 5.1, Exhibit 5.2, Exhibit 5.3 and Exhibit 5.4)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY
(Registrant)

	By:	/s/ Thomas J. Leanse
Date: August 20, 2014		Thomas J. Leanse
Senior Executive Vice President,
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
1.1

Equity Distribution Agreement, dated as of August 20, 2014, by and among The Macerich Company and Barclays Capital Inc., Jefferies LLC, J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC, Piper Jaffray & Co., UBS Securities LLC, and Wells Fargo Securities, LLC

5.1	Opinion of Venable LLP regarding the legality of the shares offered

5.2	Opinion of Venable LLP regarding the legality of the shares offered

5.3	Opinion of Venable LLP regarding the legality of the shares offered

5.4	Opinion of Venable LLP regarding the legality of the shares offered

23.1	Consent of Venable LLP (included in Exhibit 5.1, Exhibit 5.2, Exhibit 5.3 and Exhibit 5.4)